SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 2002


                              Quanta services, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          1-13831                                        74-2851603
     (Commission File No.)                     (IRS Employer Identification No.)


                       1360 Post Oak Boulevard, Suite 2100
                              Houston, Texas 77056
          (Address of principal executive offices, including ZIP code)



                                 (713) 629-7600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


         On May 20, 2002, Quanta Services, Inc., a Delaware corporation ("Quanta"), entered into a Settlement and Governance Agreement and an Amended and Restated Investor's Rights Agreement with Aquila, Inc. (formerly known as UtiliCorp United Inc.) ("Aquila"). Copies of the Settlement and Governance Agreement and the Amended and Restated Investor's Rights Agreement are attached to this filing as exhibits and are incorporated herein by reference.

         On May 20, 2002, Quanta and Aquila issued a joint press release announcing, among other matters, the signing of the Settlement and Governance Agreement and the Amended and Restated Investor's Rights Agreement. A copy of the press release is attached to this filing as an exhibit and is incorporated herein by reference.

         Under the Settlement and Governance Agreement, the full Board of Directors of the Company (the "Board") has been reconstituted to consist of ten people, with three Quanta-designated directors, three Aquila-designated directors, one Limited Vote Common Stock director and three independent directors (one designated by Aquila, one by Quanta and the third to be chosen by the first two). In accordance with these provisions, upon signing of the Settlement and Governance Agreement, the Company accepted the resignations of Louis C. Golm and Jerry J. Langdon from the Board, and appointed Keith G. Stamm and Edward K. Mills to fill the resulting vacancies on the Board. As a result of these changes to the composition of the Board, at the present time, there are nine directors on the Board: three Aquila-designated directors, Robert K. Green, Keith G. Stamm, and Edward K. Mills; three Company-designated directors, John R. Colson, Gary A. Tucci, and John R. Wilson; one Limited Vote Common Stock director, Vincent D. Foster; and two independent directors, James R. Ball (who was designated by the Company) and Terrence P. Dunn (who was designated by Aquila). Under the terms of the Settlement and Governance Agreement, Messrs. Ball and Dunn are to agree on the third independent director. The Settlement and Governance Agreement also provides that the foregoing Board members will constitute the slate of nominees for directors to be submitted to stockholders for approval at the 2002 Annual Meeting of the Company, which has been postponed and will be held late in June. Additionally, on May 20, 2002, the Board approved the appointment of John R. Colson as Chairman of the Board.



ITEM 7.  EXHIBITS.

10.1 Settlement and Governance Agreement between Quanta Services, Inc. and Aquila, Inc., dated as of May 20, 2002

10.2 Amended and Restated Investor's Rights Agreement between Quanta Services, Inc. and Aquila, Inc., dated as of May 20, 2002

99.1 Joint Press Release of Quanta Services, Inc. and Aquila, Inc., dated May 20, 2002

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated: May 22, 2002
                                       QUANTA SERVICES, INC.


                                       By:    /s/ Dana Gordon
                                           ------------------------------
                                           Name:  Dana Gordon
                                           Title: Vice President and
                                                  General Counsel

                                  EXHIBIT INDEX


10.1 Settlement and Governance Agreement between Quanta Services, Inc. and Aquila, Inc., dated as of May 20, 2002

10.2 Amended and Restated Investor's Rights Agreement between Quanta Services, Inc. and Aquila, Inc., dated as of May 20, 2002

99.1 Joint Press Release of Quanta Services, Inc. and Aquila, Inc., dated May 20, 2002